                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                    PAGE  2

                       Report of Independent Accountants
                                    PAGE  7

                       Schedule of Portfolio Investments
                                    PAGE  8

                      Statement of Assets and Liabilities
                                    PAGE  9

                            Statement of Operations
                                    PAGE 10

                      Statements of Changes in Net Assets
                                    PAGE 11

                         Notes to Financial Statements
                                    PAGE 12

                              Financial Highlights
                                    PAGE 18

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                                       -1-

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                                                 ALPINE U.S. REAL ESTATE      WILSHIRE REAL ESTATE       LIPPER REAL ESTATE FUND
                                                     CLASS Y SHARES             SECURITIES INDEX                 AVERAGE
                                                 -----------------------      --------------------       -----------------------
'9/3/93'                                                  10000                       10000                       10000
'9/30/93'                                                 10350                       10455                       10438
'3/31/94'                                                 10901                        9924                        9899
'9/30/94'                                                 10117                        9890                        9622
'3/31/95'                                                  9674                        9902                        9274
'9/30/95'                                                 11900                       10823                       10312
'3/31/96'                                                 13085                       11685                       10922
'9/30/96'                                                 13515                       12962                       11849
'3/31/97'                                                 16229                       15627                       13841
'9/30/97'                                                 24151                       18410                       16088
'3/31/98'                                                 25876                       18245                       16448
'9/30/98'                                                 18189                       15326                       13815
'3/31/99'                                                 17446                       14654                       13275
'9/30/99'                                                 16298                       14662                       13512

Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

The Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

The Wilshire and Lipper index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Alpine U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services.

                      COMPARATIVE TOTAL RETURNS AS OF 09/30/99
                                                                      5      SINCE
                                               1 YEAR   3 YEAR    YEAR+   INCEPTION+
------------------------------------------------------------------------------------
Alpine Class Y                               (10.40)%    6.44%   10.01%      8.37%
Alpine Class A (4.75%)*                      (14.87)%    4.50%    7.29%      7.28%
Alpine Class B (5.00%)**                     (15.60)%    4.63%    7.97%      7.57%
Alpine Class C (1.00%)**                     (12.16)%    5.40%    8.34%      7.63%
------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index         (4.33)%    4.19%    8.19%      6.49%
Lipper Real Estate Fund Average               (2.23)%    4.46%    8.62%      5.23%

     * Represents maximum front-end sales load.
    ** Represents contingent deferred sales charge.

+ Performance of Class A, Class B and Class C shares for the period prior to their inceptions on 3/10/95, 3/7/95 and 7/12/95, respectively, represents performance for Class Y shares, which commenced operations on 9/3/93. Class A, Class B and Class C shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine U.S. Real Estate Equity Fund's 1999 Annual Report to shareholders. Over the twelve months ended September 30, 1999 the net asset value of Class Y shares of the Alpine U.S. Real Estate Equity Fund declined by 11.23%, from $12.47 to $11.07. In comparison the Wilshire Real Estate Securities Index(1) lost 4.33%. Real estate stocks are typically classified as small capitalization in size, so they often correlate closely with the Russell 2000 Index(2). However, over the past twelve months the usual pattern did not hold as this Index gained 19.15%. The recent trend of large stock outperformance continued as the S&P 500 Index(3) rose by 27.79% for the same period.

     I am foregoing our usual question and answer format for this report because I wish to better convey my impressions of the curious disconnect between the poor performance of real estate stocks during the past two years and the broadly positive fundamentals of the direct property market. The downward slide in share prices contrasts with strong occupancy rates and rising office rents in many major cities, higher retail sales which have enhanced rents in better shopping centers, and home sales volumes and prices at or near record levels. Real estate stocks now trade at the cheapest valuations since the "Gulf War" recession of 1990/1991, when property owners experienced the greatest collapse in rents and values in the post-depression era.

     The last time I saw such a disparity between share prices and underlying fundamentals was after "Black Monday" in October 1987. Once again, I feel like a kid in a candystore! Unfortunately in finding ourselves in this "candystore", real estate investors have had to endure significant underperformance for two years. Even though the S&P 500 beat Real Estate Investment Trusts (REITs) in four of the last five years, the past decade is a draw at five for each. In fact, over the near twenty-eight year history of the NAREIT Equity Total Return Index(4), REITs outperformed the S&P 500 in fifteen of those twenty-eight years. It is also worth noting that the S&P Homebuilder Index(5) has bested both REITs and the S&P 500 in three of the last five years and six times over the past decade. For those who might expect a reversion to the mean with time, this should make investors optimistic about the prospective relative returns and diversification potential of real estate stocks. This is especially relevant since the longest prior period of negative REIT returns lasted twenty-three months during the recession of 1973-1974.(6)

     For a perspective on current valuations let us start with the historic average dividend yield since 1975 of 7.68% for Equity REITs tracked by NAREIT. Currently, Alpine Management computes the weighted and unweighted average dividend yields for the 135 equity REITs we follow to be 8.51% and 9.16% respectively. Since the restructuring of the REIT industry in 1974-1975, this ensuing period has included two significant recessions and three real estate cycles during which 10-year Government Bond yields averaged 8.58%. As of September 30,

(1)The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

(2)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

(3)The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(4)The National Association of Real Estate Investment Trusts is a total return performance index of all equity REITS tracked by NAREIT.

(5)The Standard & Poor's Homebuilding Index is a capitalization-weighted index of all stocks designed to measure the performance of the homebuilding sector of the Standard & Poor's 500 Index.

(6)Performance data obtained from Bloomberg.

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                                       -3-

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*
GEO DIST PIE

South East                                                                        17
Mountain States                                                                    8
Pacific Southwest                                                                 27
New England                                                                        6
Central Plains                                                                     4
South                                                                             15
Midwest                                                                            8
Mid Atlantic                                                                      12
Pacific Northwest                                                                  3

                              SECTOR DISTRIBUTION*
SECTOR DIST PIE

Lodging                                                                           35
Home Building                                                                     24
Office                                                                             7
Retail                                                                            16
Operating Cos.                                                                     4
Land                                                                               2
Apartments                                                                         4
HealthCare                                                                         8

1999, 10-year bonds yielded 5.88%. Historically, the dividend yield from REITs has been a bit less than the interest rate of 10-year treasury bonds, yet today the opposite is true. Clearly the yield premium from REIT dividends is near record levels. Even the interest premium or spread between REIT dividend yields and the yields of both the S&P 500 Index and S&P Utility Index are currently very high.

     As with REITs, homebuilder's stock valuations, relative to most traditional measures are at historic low levels. Aggregate price-to-earnings (P/E) ratios for homebuilders relative to the S&P 500 have dropped from 65% of the broad market P/E to less than 20%. Thus at a P/E 30.5x earnings for the S&P 500, the S&P Homebuilder Index P/E ratio would traditionally equate to a 20x multiple (65% of 30.5x), but today's earnings are priced at a 5.5x multiple or 18% of the S&P ratio. Alpine's analysis of the 15 builders with the largest current market capitalizations reveals the average P/E multiple was 12.1x earnings for the past five years, and 14.8x for ten years.

     Curiously, these low share valuations for real estate stocks are occurring during a period of strong real estate fundamentals. Existing home sales this year have hit record levels for both volume and price, while new home sales are the best since the 1980's. Meanwhile, the inventory of available new and existing homes is very low, and large order backlogs provide visibility of strong earnings into next year. In other sectors, hotel rooms can be hard to get on short notice in major cities during the working week. Although revenue growth on a per room basis has slowed to between 2 to 4% for most chains, only poorly located, low-end hotels are suffering falling revenues due to some excess development. Nonetheless, lodging companies are trading for 5 to 8 times earnings before interest, taxes, depreciation and amortization, and Hotel REITs yield 9 to 14%. Apartments are achieving 2 to 5% rent increases in most markets in spite of steady new construction, yet this traditionally stable sector's shares still trade at an average multiple of 8x projected 2000 funds from operations per share and yield 8.5% on average. Office property prospects vary widely depending on

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                                       -4-

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

type (downtown or suburban), the location and age of the buildings among other factors, so generalizations are less useful, but rents are still rising in many cities and occupancies remain stable. Shopping mall REITs have lost 14% of their price on average over the past nine months despite strong retail sales volumes and high levels of consumer confidence. Half of these mall companies now trade below their initial public offering prices of two to five years ago because of concern over the potential impact of E-commerce. As a benchmark, mail order catalog sales have typically been below 10% of total retail store sales. Though we think the potential for Internet sales is probably greater than catalogs, its impact on well located real estate appears to be overestimated.

     The common theme of the downward valuation pressure on real estate stocks stems in part from the extended duration of this business cycle; that is, the market is already pricing in the end of the cycle. In ignoring solid current business fundamentals, the market appears to need additional confirmation to be sure that a cyclical downturn is not near before most investors will again buy these stocks. Unfortunately, the growth premium being paid by this market in terms of high price valuations does not allow for uncertainty of business prospects over the next few years. Technical factors, such as increasing inflows to Index Funds (few real estate related stocks are in the S&P 500) and the market's desire for liquidity are also limiting interest in the group. Finally, tax loss selling is currently putting pressure on prices.

     From our experience, extreme valuations eventually fade, or burst, and the market's focus often rotates to lagging sectors. Such a natural progression could soon occur for these stocks. Given current valuations, the prospect for more mergers and acquisitions is strong. During this past fiscal year, the Fund benefited from two take over bids -- Execustay Corp. was acquired by Marriott International in the spring and Sunstone Hotel Investors, Inc. has negotiated a management buyout that will soon be complete. We believe these takeover deals show that cheap values are already attracting serious investors.

     Over the past twelve months, the portfolio has been changed as we have sought to concentrate on the best values. This does not mean the cheapest companies, but the best companies at large discounts to underlying real estate values. More than thirty positions have been sold while nine new holdings were started, and a number of existing investments have been increased. Alpine estimates that the fund's investments at current prices provide a discount of 30% to 50% below realizable values. The largest portfolio change by sector was the reduction in Office REITs from 12.5% to 4.2% and the increase in Shopping Centers from 4.1% to 8.1%. While Hotel REITs remain steady at 14.8%, over half of that total is in Sunstone Hotel Investors, Inc. which has effectively become an arbitrage investment. A new sector of investment for the Fund are Health Care

TOP 10 HOLDINGS*

 1.  Sunstone Hotel Investors, Inc.                   7.8%    6.  Meristar Hotels & Resorts               5.4%
 2.  Standard Pacific Corp.                           6.9%    7.  Lennar Corp.                            5.3%
 3.  Homestead Village Inc.                           6.9%    8.  Felcor Lodging Trust, Inc.              4.7%
 4.  Excel Legacy Corp.                               5.7%    9.  Toll Brothers, Inc.                     4.6%
 5.  Alexander's, Inc.                                5.4%   10.  CareMatrix Corp.                        3.6%
 * Portfolio composition subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Facilities, with a focus on operators of assisted living communities. Overdevelopment has hit these companies hard as growth funds have been dumping shares when earnings fall short. Alpine Management has bought shares at levels that range from 40% to 80% below these companies' peak share prices. Even at these prices, which are well below Alpine Management's estimate of property replacement cost, we appear to have bought a bit early. We believe that these prices will soon appear cheap if we are correct in anticipating mergers and acquisitions (M&A) activity in this group.

     Underlying our conclusion that real estate stocks are cheap, is our view that the economy will remain stable, if not robust, for the next few years. Essentially, real estate is near equilibrium which suggests only moderate rent growth. In 2000, sectors which require regular capital expenditure such as offices, malls, and hotels, and even apartments may be slightly less profitable. Industrial, storage and neighborhood shopping centers should remain cash cows. Urban locations along both coasts and selectively through the Sunbelt should be favored. Home sales will likely decline by 5 to 7%, but major builders should be able to increase market share and grow earnings. Overall, rents and prices should continue to grow at a moderate pace in most regions. Thus, corporate operating cash flow should grow between 4% to 8% for most companies.

     Certainly the current valuation disparities between companies expected to produce superior growth and companies which are cyclically constrained, have pushed share prices beyond historic trading ranges to extremes of either wildly expensive or absurdly cheap. Past experience suggests that a catalyst will eventually shock the market out of this current pattern, albeit probably with some serious price dislocations. Since cyclical stocks are already pricing in a recession, even though one has yet to materialize, they should have reduced downside risk in any major correction. Alternatively, a gradual market realignment might occur if a continuation of the "goldilocks economy" renews interest in perceived cyclically sensitive industries like real estate.

     The equity markets will likely continue to emphasize investing for growth over value, but we think there will be less of a separation than in the past few years. The increased potential for M&A activity will influence the pattern which has already begun in 1999. In closing, I wish to remind shareholders that this Fund had its best year in 1997, when fourteen of its holdings were acquired. In part, that stemmed from our long standing investment emphasis on value and stockpicking, not index mimicry. Thus, given current valuations and the potential for a number of stimulative catalysts, we are optimistic about the prospects for this portfolio. Thank you for your continued interest and support.

       Sincerely,

       /s/ Samuel A. Lieber
       Samuel A. Lieber
       CEO/Portfolio Manager

The Alpine U.S. Real Estate Equity Fund is distributed by BISYS Fund Services.

For more complete information on the U.S. Real Estate Equity Fund, including fees, expenses and sales charges please call 1-888-785-5578 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other condition.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
  Alpine Equity Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alpine U.S. Real Estate Equity Fund of the Alpine Equity Trust (hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which includes confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

                                          PricewaterhouseCoopers LLP

Columbus, Ohio
November 19, 1999

--------------------------------------------------------------------------------

ALPINE U.S. EQUITY REAL ESTATE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1999

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (32.5%)
Hotels -- (14.8%)
    65,000   Felcor Lodging Trust, Inc.....  $ 1,137,500
    44,200   RFS Hotel Investors, Inc......      508,300
   216,200   Sunstone Hotel Investors,
               Inc.........................    1,891,749
                                             -----------
                                               3,537,549
                                             -----------
Shopping Centers -- (8.1%)
    18,200   Alexander's, Inc. (b).........    1,316,087
    20,150   Chelsea GCA Realty, Inc.......      637,244
                                             -----------
                                               1,953,331
                                             -----------
Office-Industrial Buildings -- (4.2%)
    29,500   Kilroy Realty Corp............      623,188
    48,000   Mission West Properties.......      396,000
                                             -----------
                                               1,019,188
                                             -----------
Mixed Use -- (2.7%)
    76,800   Meditrust Co..................      652,800
                                             -----------
Manufactured Home Parks -- (2.7%)
    48,280   Asset Investor Corp...........      642,728
                                             -----------
        Total Real Estate Investment Trusts
             (Cost $9,130,790).............    7,805,596
                                             -----------
COMMON STOCKS -- (65%)
Homebuilders -- (24.1%)
    48,000   Crossmann Communities, Inc.
               (b).........................      783,000
    81,060   Lennar Corp. (c)..............    1,291,894
    13,500   Palm Harbor Homes, Inc. (b)...      185,625
    29,900   Ryland Group, Inc.............      680,225
   163,000   Standard Pacific Corp.........    1,670,750
    58,300   Toll Brothers, Inc. (b).......    1,111,344
     1,000   U.S. Home Corp. (b)...........       27,813
                                             -----------
                                               5,750,651
                                             -----------
Lodging -- (18.8%)
   591,300   Homestead Village Properties,
               Inc. (b)....................    1,663,031
    89,000   John Q. Hammons Hotels, Inc.
               (b).........................      356,000
   441,700   MeriStar Hotels & Resorts,
               Inc. (b)....................    1,297,494
    22,000   Starwood Hotels & Resorts
               Worldwide, Inc..............      490,875

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Lodging, continued:
    44,000   Sunterra Corp. (b)............  $   522,500
    15,000   Trammell Crow Co. (b).........      198,750
                                             -----------
                                               4,528,650
                                             -----------
Real Estate Operating Companies -- (16.3%)
    19,000   California Coastal
               Communities, Inc. (b).......      147,250
    40,200   Capital Trust (b).............      198,488
   162,400   Crescent Operating, Inc.
               (b).........................      664,825
   330,900   Excel Legacy Corp. (b)........    1,385,643
    53,400   Grubb & Ellis Co. (b).........      307,050
    30,200   LNR Property Corp.............      615,325
    62,800   Wellsford Real Properties,
               Inc. (b)....................      596,600
                                             -----------
                                               3,915,181
                                             -----------
Health Care Facilities -- (5.0%)
    37,500   Alterra Healthcare Corp.
               (b).........................      332,813
   168,250   Carematrix Corp. (b)..........      872,796
                                             -----------
                                               1,205,609
                                             -----------
Other -- (2.4%)
    45,000   Sonic Automotive, Inc. (b)....      585,000
                                             -----------
                        Total Common Stocks
             (Cost $20,457,755)............   15,985,091
                                             -----------
MISCELLANEOUS SECURITIES -- (0.1%)
    55,778   (Cost $328,553)...............      234,167
                                             -----------
             Total Investments
               (Cost $29,917,098) (a) 100.1%  24,024,854
                                             -----------
             Liabilities in excess of other
               assets................. (0.1)%    (26,878)
 .                                       ---- -----------
             TOTAL NET ASSETS........ 100.0% $23,997,976
                                        ---- -----------
                                        ---- -----------

                                               MARKET
  SHARES                                        VALUE
----------                                   -----------
SECURITIES SOLD SHORT -- (1.9%)
    12,500   Starwood Financial Trust......  $   349,219
                                             -----------
                Total Securities Sold Short
             (Proceeds $627,948)...........  $   349,219
                                             ===========

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purpose by amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $766,517. Cost for federal income tax purposes differs from value by net unrealized (depreciation) as follows:

         Unrealized appreciation...................    $   979,531
         Unrealized depreciation...................     (7,359,563)
                                                       -----------
         Net unrealized depreciation...............    $(6,380,032)
                                                       ===========

(b) Non income producing security.

(c) Part of the security is held as collateral for short sales.
                       See notes to financial statements.
--------------------------------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999

ASSETS:
  Investments, at value (Cost $28,855,516)..................  $23,288,541
  Deposits with broker and custodian bank for securities
    sold short (Cost $1,061,582)............................      736,313
                                                              -----------
                                                               24,024,854
  Interest and dividends receivable.........................       45,097
  Receivable for capital shares issued......................        2,000
  Receivable for investment securities sold short...........      627,948
  Receivable for investment securities sold.................    2,435,283
  Prepaid expenses and other assets.........................       11,357
                                                              -----------
    Total assets............................................   27,146,539
                                                              -----------
LIABILITIES:
  Securities sold short (proceeds $627,948).................      349,219
  Cash overdrafts...........................................    2,583,688
  Payable for capital shares redeemed.......................       99,596
  Accrued expenses and other liabilities:
    Investment advisory fees................................       21,394
    Administration fees.....................................          604
    Distribution fees.......................................        4,344
    Other...................................................       89,718
                                                              -----------
    Total liabilities.......................................    3,148,563
                                                              -----------
NET ASSETS..................................................  $23,997,976
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       219
  Additional paid-in-capital................................   33,999,039
  Distributions in excess of net investment income..........            0
  Distributions in excess of net realized gains from
    investment transactions.................................   (4,387,937)
  Net unrealized depreciation from foreign exchange
    transactions, short sales and investments...............   (5,613,345)
                                                              -----------
    TOTAL NET ASSETS........................................  $23,997,976
                                                              ===========
NET ASSETS VALUE
  Class A shares
    Net assets of $2,200,070 / 201,378 shares outstanding...  $     10.93
                                                              ===========
    Offering price (based on sales charge of 4.75%).........  $     11.48
                                                              ===========
  Class B shares*
    Net assets of $3,094,550 / 290,524 shares outstanding...  $     10.65
                                                              ===========
  Class C shares*
    Net assets of $1,298,775 / 122,004 shares outstanding...  $     10.65
                                                              ===========
  Class Y shares
    Net assets of $17,404,581 / 1,572,373 shares
     outstanding............................................  $     11.07
                                                              ===========

---------------

* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $6,161)..............   $   862,226
                                                                         -----------
     Total income.....................................................       862,226
                                                                         -----------

EXPENSES:
  Investment advisory fees..................................  $339,537
  Administration fees.......................................    78,094
  Distribution fees -- Class B..............................    36,118
  Distribution fees -- Class C..............................    12,628
  Shareholder Servicing Fee -- Class A......................    10,173
  Shareholder Servicing Fee -- Class B......................    12,039
  Shareholder Servicing Fee -- Class C......................     4,209
  Custodian fees............................................   246,127
  Fund accounting fees......................................       378
  Legal fees................................................    71,691
  Registration and filing fees..............................    50,847
  Transfer agent fees.......................................     6,933
  Trustees' fees............................................     9,220
  Other.....................................................    97,162
                                                              --------
     Total expenses.........................................   975,156
                                                              --------
Net Investment Loss...................................................      (112,930)
                                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized losses from foreign exchange and investment
     transactions.....................................................    (3,946,405)
  Net change in unrealized depreciation from foreign exchange
     transactions, short sales and investments........................     1,399,873
                                                                         -----------
Net realized/unrealized losses from investments.......................    (2,546,532)
                                                                         -----------
Change in net assets resulting from operations........................   $(2,659,462)
                                                                         ===========

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED           YEAR ENDED
                                                              SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................     $  (112,930)         $    172,407
  Net realized gains (losses) from foreign exchange and
     investment transactions................................      (3,946,405)              692,757
  Net change in unrealized appreciation (depreciation) from
     foreign exchange transactions, short sales and
     investments............................................       1,399,873           (13,160,995)
                                                                 -----------          ------------
  Change in net assets resulting from operations............      (2,659,462)          (12,295,831)
                                                                 -----------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A................................................             (72)              (33,856)
     Class B................................................              --               (32,220)
     Class C................................................              --               (13,786)
     Class Y................................................              --              (151,695)
  From realized gains on investments
     Class A................................................              --              (645,169)
     Class B................................................              --              (785,584)
     Class C................................................              --              (336,121)
     Class Y................................................              --            (2,702,405)
  In excess of realized gains on investments
     Class A................................................         (45,681)                   --
     Class B................................................         (50,514)                   --
     Class C................................................         (16,152)                   --
     Class Y................................................        (208,945)                   --
  Tax return of capital
     Class A................................................          (6,501)                   --
     Class B................................................          (7,197)                   --
     Class C................................................          (2,298)                   --
     Class Y................................................         (29,953)                   --
                                                                 -----------          ------------
     Total distribution to shareholders.....................        (367,313)           (4,700,836)
                                                                 -----------          ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................       6,689,349            46,870,986
  Payments from shares redeemed.............................     (19,766,365)          (21,835,045)
  Dividends reinvested......................................         329,632             4,376,852
                                                                 -----------          ------------
     Change in net assets resulting from shares of
       beneficial interest transactions.....................     (12,747,384)           29,412,793
                                                                 -----------          ------------
     Change in net assets...................................     (15,774,159)           12,416,126
                                                                 -----------          ------------
NET ASSETS:
  Beginning of period.......................................      39,772,135            27,356,009
                                                                 -----------          ------------
  End of period.............................................     $23,997,976          $ 39,772,135
                                                                 ===========          ============

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999
1.   ORGANIZATION:

     Alpine U.S. Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, a Massachusetts business trust organized in 1988.

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay higher ongoing distribution fees than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 act.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 1999

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities and/or U.S. Government securities sufficient to collateralize its obligation on the short positions. At September 30, 1999, the value of securities sold short amounted to $349,219, against which collateral of $736,313 was held.

     For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at September 30, 1999, and their related market values and proceeds are set forth in the schedule of portfolio investments.

     E. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

     F. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 1999

     To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     As of September 30, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                ACCUMULATED UNDISTRIBUTED         ACCUMULATED UNDISTRIBUTED
                                               (DISTRIBUTIONS IN EXCESS OF)          NET REALIZED GAINS
                                                      NET INVESTMENT              (LOSSES) FROM INVESTMENT
                                                     INCOME (LOSSES)                    TRANSACTIONS
                                               ----------------------------       -------------------------
   U.S. Real Estate Equity...................            $32,346                           $38,772

     G. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     H. FOREIGN EXCHANGE TRANSACTIONS:

     The Fund may invest up to 15% of the value of its total assets in foreign securities. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

           i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 1999

3. CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                  YEAR ENDED                   YEAR ENDED
                                              SEPTEMBER 30, 1999           SEPTEMBER 30, 1998
                                          --------------------------    ------------------------
                                            SHARES         AMOUNT        SHARES        AMOUNT
                                          ----------    ------------    ---------    -----------
CLASS A
       Shares sold......................      51,927    $    633,527      804,558    $13,656,844
       Shares redeemed..................    (306,363)     (3,785,541)    (535,972)    (8,757,392)
       Shares issued in reinvestment of
          dividends.....................       3,603          44,996       40,006        636,489
                                          ----------    ------------    ---------    -----------
       Net change.......................    (250,833)     (3,107,018)     308,592      5,535,941
                                          ----------    ------------    ---------    -----------
     CLASS B
       Shares sold......................      12,316         145,539      489,790      8,252,330
       Shares redeemed..................    (249,576)     (3,069,937)    (193,555)    (3,096,673)
       Shares issued in reinvestment of
          dividends.....................       3,863          47,319       47,696        749,779
                                          ----------    ------------    ---------    -----------
       Net change.......................    (233,397)     (2,877,079)     343,931      5,905,436
                                          ----------    ------------    ---------    -----------
     CLASS C
       Shares sold......................      74,205         909,809      243,416      4,143,415
       Shares redeemed..................    (118,685)     (1,452,165)    (185,069)    (3,079,800)
       Shares issued in reinvestment of
          dividends.....................         988          12,100       19,734        310,020
                                          ----------    ------------    ---------    -----------
       Net change.......................     (43,492)       (530,256)      78,081      1,373,635
                                          ----------    ------------    ---------    -----------
     CLASS Y
       Shares sold......................     394,300       5,000,465    1,325,466     20,817,418
       Shares redeemed..................    (910,641)    (11,458,713)    (420,021)    (6,900,201)
       Shares issued in reinvestment of
          dividends.....................      17,823         225,217      167,013      2,680,564
                                          ----------    ------------    ---------    -----------
       Net change.......................    (498,518)     (6,233,031)   1,072,458     16,597,781
                                          ----------    ------------    ---------    -----------
       Total net change.................  (1,026,240)   $(12,747,384)   1,803,062    $29,412,793
                                          ----------    ------------    ---------    -----------

4. SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $27,089,929 and $39,505,035, respectively, for the fiscal year ended September 30, 1999.

5. DISTRIBUTION PLANS

     BISYS Fund Services L.P. ("BISYS L.P."), a wholly-owned subsidiary of The BISYS Group Inc. serves as principal underwriter to the Fund.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 1999

     The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the fiscal year ended September 30, 1999, amounts earned by BISYS L.P. and its predecessor pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $10,173, $48,157 and $16,837, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

     Class A shares are subject to a 4.75% sales charge at the time of purchase. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

                 YEAR OF REDEMPTION                    CDSC
                 ------------------                    ----
First................................................   5%
Second...............................................   4%
Third................................................   3%
Fourth...............................................   3%
Fifth................................................   2%
Sixth................................................   1%

     C Class shares are subject to a 1% CDSC on shares redeemed within one year after the month of purchase.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

     Investment advisory services are provided to the Fund by Alpine Management & Research LLC ("Alpine"). Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

First $750 million..................................    1.00%
Next $250 million...................................    0.90%
Over $1 billion.....................................    0.80%

     For the period from October 1,1998 through September 30,1999, Alpine earned $339,537 for its services.

     BISYS L.P. is the Fund's principal underwriter and Distributor. BISYS Fund Services Ohio, Inc. is the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") is the Fund's Fund Accountant, Transfer

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 1999

     Agent and Dividend Disbursing Agent. In addition, Investors Fiduciary Trust Company ("IFTC") is the Fund's Custodian. In return for these services, BISYS L.P and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets. As of July 1, 1999 this changed to the greater of an annual fee amounting to 0.23% of the Fund's average daily net assets or $250,000 annually for the Alpine Equity Trust. IFTC will earn an annual fee amounting to 0.095% of the Fund's average daily net assets.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   CONCENTRATION OF CREDIT RISK

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     As of September 30, 1999 the following Funds have net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent that this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                          AMOUNT     EXPIRES
                                         --------    --------
U.S. Real Estate Equity................   180,229        2007

     Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first day of the next fiscal year. As of September 30, 1999 the following funds have elected to defer such losses:

                                                   POST-OCTOBER
                                                  CAPITAL LOSSES
                                                  --------------
U.S. Real Estate Equity.......................      $3,417,903

     During the fiscal year ended September 30, 1999 the following Funds declared long term capital gain distributions as follows:

                                                       20%
                                                  --------------
U.S. Real Estate Equity.......................       $133,329

     For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 1999 qualify for the corporate dividend received deduction for the following funds:

U.S. Real Estate Equity.........................        5.26%

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED SEPTEMBER 30,
                                                       -----------------------------------------------------------
                                                       1999(a)      1998(a)      1997(a)      1996(a)      1995(b)
                                                       -------      -------      -------      -------      -------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR....................  $12.34       $19.34       $12.49       $11.42       $ 9.21
                                                       ------       ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................   (0.01)        0.08         0.12(d)      0.20         0.18
  Net realized and unrealized gain (loss) foreign
    exchange transactions, short sales and
    investments......................................   (1.28)       (4.25)        8.57         1.28         2.03
                                                       ------       ------       ------       ------       ------
  Total from investment operations...................   (1.29)       (4.17)        8.69         1.48         2.21
                                                       ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Net investment income..............................      --(c)     (0.15)       (0.26)(d)    (0.20)          --
  Net realized gains from investments................      --        (2.68)       (1.58)       (0.21)          --
  In excess of net realized gains from investments...   (0.11)          --           --           --           --
  Tax return of capital..............................   (0.01)          --           --           --           --
                                                       ------       ------       ------       ------       ------
  Total distributions................................   (0.12)       (2.83)       (1.84)       (0.41)          --
                                                       ------       ------       ------       ------       ------
NET ASSET VALUE END OF YEAR..........................  $10.93       $12.34       $19.34       $12.49       $11.42
                                                       ======       ======       ======       ======       ======
TOTAL RETURN (EXCLUDES SALES CHARGE).................  (10.59)%     (24.86)%      78.28%       13.12%       24.00%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)....................  $2,200       $5,582       $2,778       $  263       $    5
Ratio of expenses to average net assets..............    2.82%        1.95%        1.77%        1.72%        1.78%(g)
Ratio of interest expense to average net assets......     N/A          N/A          N/A         0.04%         N/A
Ratio of net investment income (loss) to average net
  assets.............................................   (0.05)%       0.27%        0.90%        1.60%        3.13%(g)
Ratio of expenses to average net assets (e)..........     N/A          N/A         1.76%         N/A          N/A
Ratio of expenses to average net assets (f)..........    2.82%        1.97%        2.49%        9.65%      364.74%(g)
Portfolio Turnover (h)...............................      77%         138%         205%         169%         115%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) For the period from March 10, 1995 (commencement of Class operations) to September 30, 1995.
(c)  Distribution per share was less than $0.005.
(d) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(f)  During the period, certain fees were waived or reimbursed.
     If such fees were not waived or reimbursed, the ratios would have been as indicated.
(g)  Annualized
(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED SEPTEMBER 30,
                                                       -----------------------------------------------------------
                                                       1999(a)      1998(a)      1997(a)      1996(a)      1995(b)
                                                       -------      -------      -------      -------      -------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR....................  $12.12       $19.14       $12.41       $11.37       $ 9.19
                                                       ------       ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................   (0.12)       (0.05)        0.02(c)      0.13         0.05
  Net realized and unrealized gain (loss) foreign
    exchange transactions, short sales and
    investments......................................   (1.23)       (4.18)        8.49         1.27         2.13
                                                       ------       ------       ------       ------       ------
         Total from investment operations............   (1.35)       (4.23)        8.51         1.40         2.18
                                                       ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Net investment income..............................      --        (0.11)       (0.20)(c)    (0.15)          --
  Net realized gains from investments................      --        (2.68)       (1.58)       (0.21)          --
  In excess of net realized gains from investments...   (0.11)          --           --           --           --
  Tax return of capital..............................   (0.01)          --           --           --           --
                                                       ------       ------       ------       ------       ------
  Total distributions................................   (0.12)       (2.79)       (1.78)       (0.36)          --
                                                       ------       ------       ------       ------       ------
NET ASSET VALUE END OF YEAR..........................  $10.65       $12.12       $19.14       $12.41       $11.37
                                                       ======       ======       ======       ======       ======
TOTAL RETURN (EXCLUDES SALES CHARGE).................  (11.28)%     (25.43)%      76.87%       12.49%       23.72%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)....................  $3,094       $6,352       $3,446       $  431       $  160
Ratio of expenses to average net assets..............    3.61%        2.70%        2.52%        2.46%        2.51%(f)
Ratio of interest expense to average net assets......     N/A          N/A          N/A         0.04%         N/A
Ratio of net investment income (loss) to average net
  assets.............................................   (0.96)%      (0.42)%       0.12%        1.05%        2.00%(f)
Ratio of expenses to average net assets (d)..........     N/A          N/A         2.51%         N/A          N/A
Ratio of expenses to average net assets (e)..........    3.61%        2.72%        3.24%        6.19%       28.70%(f)
Portfolio Turnover (g)...............................      77%         138%         205%         169%         115%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) For the period from March 7, 1995 (commencement of Class operations) to September 30, 1995.
(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed.
     If such fees were not waived or reimbursed, the ratios would have been as indicated.
(f)  Annualized
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED SEPTEMBER 30,
                                                       -----------------------------------------------------------
                                                       1999(a)      1998(a)      1997(a)      1996(a)      1995(b)
                                                       -------      -------      -------      -------      -------
CLASS C SHARES
NET ASSET VALUE BEGINNING OF YEAR....................  $12.12       $19.13       $12.44       $11.41       $10.87
                                                       ------       ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................   (0.15)       (0.05)        0.03(c)      0.13         0.08
  Net realized and unrealized gain (loss) foreign
    exchange transactions, short sales and
    investments......................................   (1.20)       (4.17)        8.47         1.28         0.46
                                                       ------       ------       ------       ------       ------
  Total from investment operations...................   (1.35)       (4.22)        8.50         1.41         0.54
                                                       ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
  Net investment income..............................      --        (0.11)       (0.23)(c)    (0.17)          --
  Net realized gains from investments................      --        (2.68)       (1.58)       (0.21)          --
  In excess of net realized gains from investments...   (0.11)          --           --           --           --
  Tax return of capital..............................   (0.01)          --           --           --           --
                                                       ------       ------       ------       ------       ------
  Total distributions................................   (0.12)       (2.79)       (1.81)       (0.38)          --
                                                       ------       ------       ------       ------       ------
NET ASSET VALUE END OF YEAR..........................  $10.65       $12.12       $19.13       $12.44       $11.41
                                                       ======       ======       ======       ======       ======
TOTAL RETURN (EXCLUDES SALES CHARGE).................  (11.28)%     (25.38)%      76.89%       12.49%        4.97%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)....................  $1,299       $2,006       $1,673       $  125       $    3
Ratio of expenses to average net assets..............    3.67%        2.70%        2.52%        2.47%        2.49%(f)
Ratio of interest expense to average net assets......     N/A          N/A          N/A         0.04%         N/A
Ratio of net investment income (loss) to average net
  assets.............................................   (1.19)%      (0.46)%       0.23%        1.08%        2.55%(f)
Ratio of expenses to average net assets (d)..........     N/A          N/A         2.51%         N/A          N/A
Ratio of expenses to average net assets (e)..........    3.67%        2.72%        3.24%       18.82%      421.54%(f)
Ratio of net investment income (loss) to average net
  assets (e).........................................   (1.19)%      (0.48)%       0.21%        1.06%        2.53%(f)
Portfolio Turnover (g)...............................      77%         138%         205%         169%         115%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) For the period from July 12, 1995 (commencement of Class operations) to September 30, 1995.
(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(e)  During the period, certain fees were waived or reimbursed.
     If such fees were not waived or reimbursed, the ratios would have been as indicated.
(f)  Annualized
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED SEPTEMBER 30,
                                                       --------------------------------------------------------------
                                                       1999(a)      1998(a)      1997(a)      1996(a)       1995(a)
                                                       -------      -------      -------      -------      ----------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR....................  $ 12.47      $ 19.49      $ 12.56      $ 11.44        $10.07
                                                       -------      -------      -------      -------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................    (0.02)        0.13         0.16(b)      0.24          0.23
  Net realized and unrealized gain (loss) foreign
    exchange transactions, short sales and
    investments......................................    (1.26)       (4.32)        8.63         1.29          1.46
                                                       -------      -------      -------      -------        ------
  Total from investment operations...................    (1.28)       (4.19)        8.79         1.53          1.69
                                                       -------      -------      -------      -------        ------
LESS DISTRIBUTIONS
  Net investment income..............................       --        (0.15)       (0.28)(b)    (0.20)        (0.20)
  Net realized gains from investments................       --        (2.68)       (1.58)       (0.21)        (0.12)
  In excess of net realized gains from investments...    (0.11)          --           --           --            --
  Tax return of capital..............................    (0.01)          --           --           --            --
                                                       -------      -------      -------      -------        ------
  Total distributions................................    (0.12)       (2.83)       (1.86)       (0.41)        (0.32)
                                                       -------      -------      -------      -------        ------
NET ASSET VALUE END OF YEAR..........................  $ 11.07      $ 12.47      $ 19.49      $ 12.56        $11.44
                                                       =======      =======      =======      =======        ======
  TOTAL RETURN.......................................   (10.40)%     (24.69)%      78.79%       13.57%        17.63%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)....................  $17,405      $25,832      $19,459      $10,601        $9,456
Ratio of expenses to average net assets..............     2.68%        1.70%        1.51%        1.46%         1.50%
Ratio of interest expense to average net assets......      N/A          N/A          N/A         0.04%          N/A
Ratio of net investment income (loss) to average net
  assets.............................................    (0.19)%       0.58%        1.10%        2.02%         2.45%
Ratio of expenses to average net assets (c)..........      N/A          N/A         1.50%         N/A           N/A
Ratio of expenses to average net assets (d)..........     2.68%        1.72%        2.26%        2.25%         2.70%
Ratio of net investment income (loss) to average net
  assets (d).........................................    (0.19)%       0.56%        1.08%        2.00%         2.43%
Portfolio Turnover (e)...............................       77%         138%         205%         169%          115%

---------

(a) Net investment income is based on average shares outstanding during the period.
(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.
(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.
(d)  During the period, certain fees were waived or reimbursed.
     If such fees were not waived or reimbursed, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      [This Page Intentionally Left Blank]

                                 [LOGO] ALPINE

                                U.S. REAL ESTATE
                                  Equity Fund

                                 ANNUAL REPORT
                               September 30, 1999

                      ALPINE U.S. REAL ESTATE EQUITY FUND
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
                                 (212) 687-5588

(11/99)

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219